UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 8, 2019

URBAN EDGE PROPERTIES
(Exact name of Registrant as specified in its charter)

Maryland	001-36523	47-6311266
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

888 Seventh Avenue
New York, NY 10019
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number including area code: (212) 956-2556

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common shares of beneficial interest, par value $0.01 per share	UE	The New York Stock Exchange

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 8, 2019, Urban Edge Properties, a Maryland real estate investment trust (the "Company"), held its 2019 Annual Meeting of Shareholders (the "Meeting"). As of March 11, 2019, the record date for shareholders entitled to vote at the Meeting, there were 120,099,668 common shares of beneficial interest, par value $0.01 per share (the “Shares”), outstanding and entitled to vote. Of the Shares entitled to vote at the Meeting, 113,273,655, or approximately 94.31%, of the Shares were present or represented by proxy. There were three matters presented and voted on. Set forth below is a brief description of each matter voted on and the voting results with respect to each such matter.

Proposal 1. Election of seven nominees to serve on the Board of Trustees until the Company's annual meeting of shareholders in 2020 and until their successors are duly elected and qualify. In accordance with the voting results listed below, each of the nominees were elected to serve until the 2020 annual meeting and until their successors are duly elected and qualify.

Nominee	For	Withheld	Abstain	Broker Non-Votes
Jeffrey S. Olson	102,476,048	1,705,798	1,493,320	7,598,489
Michael A. Gould	104,817,529	825,057	32,580	7,598,489
Steven H. Grapstein	99,322,498	6,320,095	32,573	7,598,489
Steven J. Guttman	105,557,505	85,040	32,621	7,598,489
Amy B. Lane	105,342,286	305,700	27,180	7,598,489
Kevin P. O'Shea	104,828,664	813,752	32,750	7,598,489
Steven Roth	72,873,933	32,769,060	32,173	7,598,489

Proposal 2. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019. In accordance with the voting results listed below, the shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending December 31, 2019.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	113,007,483	94,866	171,306	-

Proposal 3. Non-binding advisory resolution to approve the compensation of the Company's named executive officers as disclosed in the Company's proxy statement. In accordance with the voting results listed below, the shareholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's proxy statement.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	101,092,849	4,425,431	156,886	7,598,489

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URBAN EDGE PROPERTIES
(Registrant)

Date: May 10, 2019	By:	/s/ Robert C. Milton III
Robert C. Milton III, Executive Vice President, General Counsel and Secretary